INCOME
TOTAL RETURN





ANNUAL
REPORT





September 30, 1999                     Countrywide Investments



                                                  Short Term Government
                                                            Income Fund

                                                Institutional Government
                                                             Income Fund

                                                       Money Market Fund

                                                  Intermediate Bond Fund

                                             Intermediate Term Government
                                                              Income Fund

                                           Adjustable Rate U.S. Government
                                                           Securities Fund


LOGO: COUNTRYWIDE INVESTMENTS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Letter from the President.....................................................3
Management Discussion and Analysis..........................................4-6
Statements of Assets and Liabilities........................................7-8
Statements of Operations...................................................9-10
Statements of Changes in Net Assets.......................................11-13
Financial Highlights......................................................14-19
Notes to Financial Statements.............................................20-24
Portfolios of Investments:
         Short Term Government Income Fund...................................25
         Institutional Government Income Fund.............................26-27
         Money Market Fund................................................28-29
         Intermediate Bond Fund...........................................30-31
         Intermediate Term Government Income Fund............................32
         Adjustable Rate U.S. Government Securities Fund.....................33
Notes to Portfolios of Investments...........................................34
Report of Independent Public Accountants.....................................35
Results of Special Meeting of Shareholders...................................36

2 - Countrywide Investments

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------
PICTURE OF ROBERT H. LESHNER

Dear Fellow Shareholders:

We are pleased to present Countrywide Investment Trust's Annual Report for the fiscal year ended September 30, 1999. This report provides financial data and performance information for the Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund. These Funds represent the six taxable money market and bond products currently offered among the 16 mutual funds which comprise the Countrywide Family of Funds.

We are pleased to announce that on October 29, 1999, Fort Washington Investment Advisors, Inc., a registered investment advisory firm and part of the Western-Southern Enterprise, completed the acquisition of Countrywide Financial Services, Inc. The Western-Southern Enterprise, a dynamic financial services group, includes The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Capital Analysts and Eagle Realty Group. With this acquisition, Western-Southern Enterprise assets owned or under management have passed the $20 billion mark. In cooperation with Fort Washington Investment Advisors, we look forward to offering shareholders enhanced flexibility, responsiveness and product diversity.

In spite of recent market volatility, the economy remains remarkably strong. We attribute this to increased activity in the manufacturing sector, low unemployment, healthy sales in the housing market, strong GDP growth, negligible inflation and unwavering consumer confidence. Markets suffered losses during the quarter ended September 30, 1999, but this was indicative of a market correction rather than a persistent trend.

Interest rate increases during the year put downward price pressure on bonds. Consequently, the bond market endured its worst year since 1994 and the second worst year on record. Negatives for bonds were many. The Federal Reserve raised interest rates in June and August, the domestic U.S. economy continued to be very strong, commodity prices rose, the U.S. dollar fell and corporate bond supply was heavy. Continued strength in the global economy, including Asia's recovery, Europe's growing economic momentum and strength in Latin America also weighed negatively on the U.S. bond market.

For fixed-income investors, we see attractive opportunities in the corporate, mortgage-backed and government agency sectors of the market. All of these sectors currently provide attractive spreads relative to Treasuries with the potential for additional return should spreads begin to narrow.

Countrywide Investments remains committed to providing products and services that help investors meet their financial goals. Our success has been built on the confidence investors have extended to us. We thank you for your support and look forward to offering continued service to you in the future.

Sincerely,

/s/ Robert H. Leshner
Robert H. Leshner
President

                                                     Countrywide Investments - 3

INTERMEDIATE BOND FUND
MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
During the fiscal year, the Intermediate Bond Fund continued to shift its focus from an income orientation to a total return orientation. While we have worked to change the profile of the Fund, it has been difficult to move out of certain securities. As a result, the Fund at fiscal year-end maintained a substantial position in high yielding, intermediate to longer-maturity premium corporate bonds, a segment that has lagged the general improvement experienced by investment grade corporate bonds. For the year ended September 30, 1999, the Fund's total return (excluding the impact of applicable sales loads) was -3.71%, as compared to 0.63% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

Since the beginning of the fiscal year, we have sold almost $8 million in corporate securities, some of which fit the income-oriented profile. While we have reduced our overall exposure to corporates by over 30%, many of the remaining positions still have an income orientation. It is our intention to continue to cycle out of most of these positions so that we may purchase corporate securities with better total return profiles.

Interest rate spreads in the investment grade, fixed-income arena ended the fiscal year mostly unchanged. Day-to-day volatility, however, was not for the faint of heart. Spread performance in the corporate sector was similar to that of the mortgage sector with spreads widening dramatically early in the fiscal year, then narrowing through December and January as volatility declined and interest rates settled into a range. In late June, a vigilant Federal Reserve, concerned over tight labor markets and a robust economy, pushed interest rates higher. This, combined with fresh memories of the 1998 liquidity crisis, fostered uncertainty and resulted in much wider spreads. With such wide swings in relative valuation, sector positioning was critical to performance during the year.

Late in the fiscal year, we slightly reduced the Fund's duration, bringing it in line with our peers. The Fund currently maintains a slight overweight in the mortgage-backed sector, at approximately 33% versus a target weighting of 30%. Going forward, we will look to reallocate our exposure to mortgage-backed securities, selling 30-year collateral for a position in hybrid adjustable-rate mortgages where there is compelling relative value. We also plan to continue to work out of income-oriented corporate bonds in favor of high-quality, global corporate deals where liquidity and performance appears greatest. We expect to maintain a neutral to slightly short duration as the overall trend in interest rates remains bearish.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX


Intermediate Bond Fund
Average Annual Total Returns

1 Year        Since Inception*
(8.28)%           3.83%


         Lehman Brothers Intermediate
         Government/Corporate Bond Index             Intermediate Bond Fund
--------------------------------------------------------------------------------
10/95               10000                                     9525
                    10352                                     9756
                    10266                                     9730
                    10331                                     9816
9/96                10515                                     9921
                    10772                                    10212
                    10760                                    10161
                    11078                                    10564
9/97                11377                                    10917
                    11620                                    11194
                    11802                                    11351
                    12025                                    11593
9/98                12565                                    12068
                    12601                                    11962
                    12577                                    11782
                    12527                                    11603
9/99                12642                                    11621

Past performance is not predictive of future performance.

*Fund inception was October 3, 1995.


4 - Countrywide Investments

INTERMEDIATE TERM GOVERNMENT INCOME FUND MANAGEMENT
DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
Fiscal year 1999 was a difficult year in the fixed-income markets as intermediate-term Treasury yields increased by approximately 1.5%. During this period, however, there were many opportunities to capitalize on trades of relative value, as sector volatility was extremely high. Generally, short-duration funds fared well while the spike in interest rates pressured intermediate and long-term funds. For the fiscal year ended September 30, 1999, the Intermediate Term Government Income Fund's total return (excluding the impact of applicable sales loads) was -1.93%, as compared to 0.78% for the Lehman Brothers Intermediate Government Bond Index.

During the fiscal year, we witnessed dramatic changes in the basis, or spread, of mortgage-backed securities (MBS), corporate securities and agency debentures. Option-adjusted spreads on MBS widened from 80 basis points (bps) to 160 bps early in the year, then recovered to 80 bps by May of 1999, one example of the dramatic change in relative value in the non-Treasury sectors. With such wide swings in relative valuation, sector positioning was critical to performance during the fiscal year.

The Fund's prospectus was amended to provide for greater use of government MBS. We began allocating assets to the mortgage sector early in 1999, but missed a substantial portion of the rally experienced in this sector. This reallocation, combined with the Fund's slightly longer duration relative to its peer group, hindered performance in mid-1999 as interest rates continued to climb and spreads on MBS temporarily widened. Since then, we have shortened the Fund's duration and further bolstered our exposure to the mortgage sector. The Fund currently maintains an exposure of approximately 26% to MBS, just shy of our target exposure of 30%.

With inflation showing signs of life, consumption strong and the Federal Reserve now maintaining a tightening bias, Treasuries are likely to remain under pressure. Recent uncertainty regarding the Fed has fostered volatility in the fixed-income markets. With the tremendous performance in the mortgage market, we will now look to reduce our exposure, most likely investing the proceeds in agency debentures, both callable and non-callable. We have our eye on the hybrid adjustable rate mortgage (ARM) market and are looking to add exposure to this sector with a modest widening of spreads.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE TERM GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX


Intermediate Term Government Income Fund
Average Annual Total Returns:

1 Year         5 Years        10 Years
(6.59)%        5.33%          6.13%


         Lehman Brothers Intermediate          Intermediate Term Government
            Government Bond Index                       Income Fund
--------------------------------------------------------------------------------
"9/89"              10000                                  9525
                    10341                                  9800
                    10327                                  9670
                    10651                                  9938
"9/90"              10857                                 10031
                    11329                                 10484
                    11578                                 10686
                    11774                                 10819
"9/91"              12333                                 11454
                    12927                                 12065
                    12791                                 11795
                    13288                                 12296
"9/92"              13870                                 12975
                    13823                                 12861
                    14340                                 13516
                    14621                                 13888
"9/93"              14929                                 14292
                    14952                                 14190
                    14675                                 13613
                    14593                                 13357
"9/94"              14705                                 13325
                    14690                                 13295
                    15302                                 13978
                    16016                                 14810
"9/95"              16264                                 14994
                    16808                                 15537
                    16693                                 15223
                    16805                                 15240
"9/96"              17094                                 15525
                    17489                                 15930
                    17486                                 15840
                    17973                                 16289
"9/97"              18434                                 16728
                    18841                                 17081
                    19125                                 17323
                    19479                                 17682
"9/98"              20389                                 18491
                    20440                                 18442
                    20385                                 18268
                    20344                                 18061
"9/99"              20549                                 18135

Past performance is not predictive of future performance.


                                                     Countrywide Investments - 5

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
MANAGEMENT DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------
Interest rates rose steadily during the Adjustable Rate U.S. Government Securities Fund's fiscal year with short-term rates up roughly 0.50% and intermediate to long-term rates up approximately 1.50%. The Federal Reserve, in response to the international liquidity crisis, cut the fed funds rate twice from 5.25% to 4.75%, then raised the fed funds rate twice, returning it to 5.25% and effectively "taking back" the added liquidity. This change in policy was prompted by the global economic recovery and, more specifically, by above-trend economic growth domestically. The Fund performed well during this period of uncertainty returning 5.22%, as compared to 4.30% for the Lehman Brothers Adjustable Rate Mortgage (ARM) Index.

The Fund's performance was enhanced by its focus on the seasoned, one-year constant maturity Treasury (CMT) sector, which performed well during the fiscal year. The market for these securities firmed as the general increase in interest rates and steepening of the yield curve worked to slow prepayments on ARMs. With ARMs back in vogue at the origination level, the supply of ARM securities has picked up and enhanced liquidity in the sector.

We continue to find relative value in low gross margin GNMA ARMs with October reset dates. These securities generally have 6.75% coupons, prepay more slowly than newer issuance and can be purchased at slight premiums. Another area that is especially attractive from an income perspective is fixed-rate collateralized mortgage obligations (CMOs) with short average lives where we can typically pick up 0.50% in yield over one-year CMT ARMs. And, regarding our core holding of one-year CMT ARMs, the additional supply, combined with a slower and more stable prepayment outlook, should allow prices to continue firming.


COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND AND THE LEHMAN BROTHERS ARM INDEX


Adjustable Rate U.S. Government Securities Fund
Average Annual Total Returns:

1 Year         5 Years         Since Inception*
5.22%          5.41%           4.82%



                                            Adjustable Rate U.S. Government
         Lehman Brothers ARM Index                 Securities Fund
--------------------------------------------------------------------------------
"2/93"              10000                                10000
                    10045                                10048
                    10235                                10168
"9/93"              10346                                10274
                    10399                                10371
                    10353                                10435
                    10312                                10469
"9/94"              10383                                10489
                    10400                                10423
                    10836                                10682
                    11173                                10897
"9/95"              11362                                11048
                    11618                                11240
                    11746                                11428
                    11879                                11569
"9/96"              12102                                11746
                    12397                                11945
                    12563                                12092
                    12824                                12327
"9/97"              13074                                12490
                    13290                                12636
                    13492                                12761
                    13683                                12853
"9/98"              13884                                12975
                    13984                                13067
                    14209                                13348
                    14305                                13533
"9/99"              14481                                13653


Past performance is not predictive of future performance.

*Fund inception was February 10, 1993.


6 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
================================================================================

                                        SHORT TERM            INSTITUTIONAL         MONEY
                                        GOVERNMENT             GOVERNMENT           MARKET
(000's)                                 INCOME FUND            INCOME FUND           FUND
------------------------------------------------------------------------------------------
ASSETS
Investment securities:
     At acquisition cost...............$     31,205       $     37,415     $        23,007
                                       ===================================================
     At amortized cost.................$     31,101       $     37,379     $        22,975
                                       ===================================================
     At market value (Note 2)..........$     31,101       $     37,379     $        22,975
Repurchase agreements (Note 2).........      78,600             12,000                  --
Cash...................................          --                 77                   1
Interest receivable....................         449                429                 231
Organization costs, net (Note 2).......          --                 --                   6
Other assets...........................          15                  5                  11
                                       ---------------------------------------------------
TOTAL ASSETS...........................     110,165             49,890              23,224
                                       ---------------------------------------------------
LIABILITIES
Bank overdraft.........................           3                 --                  --
Dividends payable......................           4                 19                   4
Payable to affiliates (Note 4).........          68                  7                   4
Other accrued expenses and liabilities.          30                 16                   18
TOTAL LIABILITIES......................         105                 42                   26

NET ASSETS.............................$    110,060       $     49,848     $        23,198

NET ASSETS CONSIST OF:
Paid-in capital........................$    110,060       $     49,870     $        23,209
Accumulated net realized losses from
     security transactions.............          --                (22)                (11)
                                       ----------------------------------------------------
NET ASSETS.............................$    110,060       $     49,848     $        23,198
                                       ===================================================
Shares of beneficial interest outstanding
     (unlimited number of shares authorized,
     no par value) (Note 5)............     110,060             49,870              23,209
                                       ===================================================
Net asset value, offering price and redemption
     price per share (Note 2)..........$       1.00       $       1.00     $          1.00
                                       ===================================================


See accompanying notes to financial statements.
                                                     Countrywide Investments - 7

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999
================================================================================

                                                                                                  ADJUSTABLE
                                                                          INTERMEDIATE            RATE U.S.
                                                   INTERMEDIATE               TERM                GOVERNMENT
                                                       BOND                 GOVERNMENT            SECURITIES
(000'S)                                                Fund                Income Fund                Fund
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
         At acquisition cost                $        11,887            $        45,330           $        8,692
                                           =======================================================================
         At amortized cost                  $        11,887            $        45,289           $        8,692
                                           =======================================================================
         At market value (Note 2)           $        11,527            $        44,615           $        8,705
Cash                                                     --                          1                        1
Interest and principal paydowns receivable              168                        649                       68
Receivable for capital shares sold                        2                         11                        5
Receivable from affiliates (Note 4)                       1                         --                        6
Organization costs, net (Note 2)                          6                         --                       --
Other assets                                             10                         12                       10
                                           -----------------------------------------------------------------------
TOTAL ASSETS                                         11,714                     45,288                    8,795
                                           -----------------------------------------------------------------------
LIABILITIES
Dividends payable                                         9                         22                        4
Payable for capital shares redeemed                       6                        164                      119
Payable to affiliates (Note 4)                           --                         23                       --
Other accrued expenses and liabilities                   12                         19                       12
                                           -----------------------------------------------------------------------
TOTAL LIABILITIES                                        27                        228                      135
                                           -----------------------------------------------------------------------
NET ASSETS                                  $        11,687            $        45,060            $       8,660
                                           =======================================================================
NET ASSETS CONSIST OF:
Paid-in capital                             $        12,477            $        48,088            $       9,960
Accumulated net realized losses from
         security transactions                         (430)                    (2,354)                  (1,313)
Net unrealized appreciation (depreciation)
         on investments                                (360)                      (674)                      13
                                           -----------------------------------------------------------------------
NET ASSETS                                  $        11,687            $        45,060            $       8,660
                                           =======================================================================
Shares of beneficial interest outstanding
         (unlimited number of shares authorized,
         no par value) (Note 5)                       1,236                      4,357                      895
                                           =======================================================================
Net asset value and redemption price
         per share (Note 2)                 $          9.45            $         10.34            $        9.68
                                           =======================================================================
Maximum offering price per share (Note 2)   $          9.92            $         10.86            $        9.68
                                           =======================================================================

See accompanying notes to financial statements.


8 - Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================

                                     SHORT TERM           INSTITUTIONAL             MONEY
                                     GOVERNMENT             GOVERNMENT              MARKET
(000's)                              INCOME FUND            INCOME FUND              FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income                    $        5,413       $        2,316       $       1,450
                                  ----------------------------------------------------------
EXPENSES
Investment advisory fees (Note 4)             522                   91                 137
Transfer agent fees (Note 4)                  171                   18                  33
Distribution expenses (Note 4)                148                    3                   5
Postage and supplies                           62                    8                  27
Accounting services fees (Note 4)              36                   25                  24
Custodian fees                                 25                   18                  15
Registration fees                              22                    7                  21
Professional fees                              19                   14                  13
Standard & Poor's rating expense               13                   13                  --
Trustees' fees and expenses                     8                    8                   8
Reports to shareholders                        10                    1                   6
Amortization of organization
 costs (Note 2)                                --                   --                   6
Other expenses                                 13                    9                  11
                                  ----------------------------------------------------------
TOTAL EXPENSES                              1,049                  215                 306
Fees waived by the Adviser (Note 4)            --                  (33)               (128)
NET EXPENSES                                1,049                  182                 178
                                  ----------------------------------------------------------
NET INVESTMENT INCOME                       4,364                2,134               1,272
                                  ----------------------------------------------------------
NET REALIZED LOSSES FROM SECURITY
   TRANSACTIONS                               --                   --                  (5)
                                  ----------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                $        4,364        $       2,134       $        1,267
                                  ==========================================================


See accompanying notes to financial statements.
                                                     Countrywide Investments - 9

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999
================================================================================

                                                                               ADJUSTABLE
                                                           INTERMEDIATE         RATE U.S.
                                          INTERMEDIATE          TERM           GOVERNMENT
                                              BOND          GOVERNMENT         SECURITIES
(000'S)                                       FUND          INCOME FUND           FUND
------------------------------------------------------------------------------------------------
                                                           C>
INVESTMENT INCOME
Interest income                        $       1,076               3,043       $        584
                                       ---------------------------------------------------------
EXPENSES
Investment advisory fees (Note 4)                 78                 231                 49
Accounting services fees (Note 4)                 24                  24                 30
Distribution expenses (Note 4)                     5                  62                  4
Transfer agent fees (Note 4)                      12                  39                 12
Professional fees                                 19                  24                 18
Registration fees                                 19                  17                 17
Postage and supplies                               7                  26                 11
Trustees' fees and expenses                        8                   8                  8
Custodian fees                                     6                   9                  8
Reports to shareholders                            5                   8                  5
Standard & Poor's rating expense                   --                 --                  8
Amortization of organization costs (Note 2)        6                  --                 --
Other expenses                                     8                  10                  6
                                       ---------------------------------------------------------
TOTAL EXPENSES                                   197                 458                176
Fees waived and/or expenses reimbursed
         by the Adviser (Note 4)                 (49)                 --               (102)
                                       ---------------------------------------------------------
NET EXPENSES                                     148                 458                 74
                                       ---------------------------------------------------------
NET INVESTMENT INCOME                            928               2,585                510
                                       ---------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
         ON INVESTMENTS
Net realized gains (losses) from
         security transactions                  (223)                390                 (3)
Net change in unrealized appreciation/
         depreciation on investments          (1,386)             (3,884)               (22)
                                       ---------------------------------------------------------
NET REALIZED AND UNREALIZED LOSSES
         ON INVESTMENTS                       (1,609)             (3,494)               (25)
                                       ---------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS               $        (681)      $        (909)      $        485
                                       =========================================================


See accompanying notes to financial statements.

10 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                            SHORT TERM                     INSTITUTIONAL
                                                            GOVERNMENT                      GOVERNMENT
                                                            INCOME FUND                     INCOME FUND
----------------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR           YEAR                YEAR
                                                     ENDED             ENDED           ENDED              ENDED
                                                   SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,
(000's)                                               1999              1998           1999                 1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                            $     4,364      $      4,475      $     2,134      $      2,598
                                                 ----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                            (4,364)           (4,475)          (2,134)           (2,598)

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
Proceeds from shares sold                            354,333            301,198          83,427           179,615
Reinvested distributions                               4,260              4,351           1,889             2,188
Payments for shares redeemed                        (351,014)          (299,865)        (80,265)         (198,254)
                                                 ----------------------------------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                                  7,579              5,684           5,051           (16,451)
                                                 ----------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
    IN  NET ASSETS                                     7,579              5,684           5,051           (16,451)

NET ASSETS
Beginning of year                                    102,481             96,797          44,797            61,248
                                                 ----------------------------------------------------------------------
End of year                                      $   110,060       $    102,481      $   49,848       $    44,797
                                                 ======================================================================

See accompanying notes to financial statements.
                                                    Countrywide Investments - 11

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                MONEY                          INTERMEDIATE
                                                                MARKET                             BOND
                                                                 FUND                              FUND
----------------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR           YEAR                YEAR
                                                     ENDED             ENDED           ENDED              ENDED
                                                   SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,
(000's)                                               1999              1998           1999                 1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                           $       1,272    $        3,176      $        928     $       1,372
Net realized losses from
 security transactions                                    (5)               (2)             (223)              (13)
Net change in unrealized
  appreciation/depreciation
  on investments                                           --                 --           (1,386)              809
                                                -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                            1,267              3,174             (681)            2,168
                                                -----------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                             (1,272)            (3,176)            (932)           (1,368)
From net realized gains                                    --                 --             (138)               --
                                                -----------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                        (1,272)            (3,176)          (1,070)           (1,368)
                                                -----------------------------------------------------------------------
FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5)
Proceeds from shares sold                              68,597            317,726            7,494            19,933
Reinvested distributions                                  781                674              711               530
Payments for shares redeemed                          (64,667)          (373,727)         (18,485)          (13,216)
                                                -----------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS                                    4,711            (55,327)         (10,280)            7,247
                                                -----------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                         4,706            (55,329)         (12,031)            8,047

NET ASSETS
Beginning of year                                      18,492             73,821           23,718            15,671
                                               -----------------------------------------------------------------------
End of year                                   $        23,198    $        18,492   $       11,687      $     23,718
                                                =======================================================================
UNDISTRIBUTED NET INVESTMENT
  INCOME                                      $            --    $           --    $           --      $          4
                                                =======================================================================

See accompanying notes to financial statements.

12 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                        INTERMEDIATE TERM                  ADJUSTABLE RATE
                                                           GOVERNMENT                      U.S. GOVERNMENT
                                                           INCOME FUND                     SECURITIES FUND
----------------------------------------------------------------------------------------------------------------------
                                                      YEAR              YEAR           YEAR                YEAR
                                                     ENDED             ENDED           ENDED              ENDED
                                                   SEPT. 30,         SEPT. 30,        SEPT. 30,         SEPT. 30,
(000's)                                               1999              1998           1999                 1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                            $       2,585    $       2,844    $         510     $       788
Net realized gains (losses) from
  security transactions                                    390              157               (3)            (59)
Net change in unrealized
  appreciation/depreciation
  on investments                                        (3,884)           2,055              (22)           (153)
                                    ----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                              (909)           5,056               485            576
                                    ----------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income                              (2,585)          (2,844)             (510)          (788)
                                    ----------------------------------------------------------------------------------
FROM CAPITAL SHARE
  TRANSACTIONS (NOTE 5)
Proceeds from shares sold                               12,477           14,138              4,152          8,357
Reinvested distributions                                 2,271            2,508                467            717
Payments for shares redeemed                           (17,362)         (20,723)            (6,550)       (21,448)
                                    ----------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  FROM CAPITAL SHARE TRANSACTIONS                       (2,614)          (4,077)            (1,931)       (12,374)
                                    ----------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                            (6,108)          (1,865)            (1,956)       (12,586)

NET ASSETS
Beginning of year                                       51,168           53,033             10,616         23,202
                                    ----------------------------------------------------------------------------------
End of year                                     $       45,060    $      51,168       $      8,660     $   10,616
                                    ==================================================================================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 13

SHORT TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------------
                                                        1999               1998            1997              1996            1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year            $        1.00       $       1.00     $      1.00     $        1.00     $      1.00
                                               -------------------------------------------------------------------------------------
Net investment income                                   0.040              0.046           0.044             0.044           0.046

Dividends from net investment income                   (0.040)            (0.046)         (0.044)           (0.044)         (0.046)
                                               =====================================================================================
Net asset value at end of year                  $        1.00       $       1.00     $      1.00     $        1.00     $      1.00

Total return                                             4.02%              4.74%           4.53%             4.51%           4.69%
                                               =====================================================================================
Net assets at end of year (000's)               $     110,060       $    102,481     $    96,797     $      91,439     $    87,141
                                               =====================================================================================
Ratio of net expenses to
    average net assets(A)                                0.95%              0.91%           0.97%             0.99%           0.99%

Ratio of net investment income to
    average net assets                                   3.95%              4.63%           4.43%             4.42%           4.59%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.94% for the year ended September 30, 1998.

See accompanying notes to financial statements.

14 - Countrywide Investments

INSTITUTIONAL GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================



                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                         YEARS ENDED SEPTEMBER 30,
                                               -------------------------------------------------------------------------------------
                                                        1999                 1998          1997             1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year            $        1.00      $       1.00      $      1.00         $    1.00      $    1.00
                                               -------------------------------------------------------------------------------------
Net investment income                                   0.047              0.052            0.051             0.051          0.053
                                               -------------------------------------------------------------------------------------
Dividends from net investment income                   (0.047)            (0.052)          (0.051)           (0.051)        (0.053)
                                               -------------------------------------------------------------------------------------
Net asset value at end of year                  $        1.00      $       1.00      $      1.00         $    1.00      $    1.00
                                               =====================================================================================
Total return                                             4.78%             5.30%            5.17%             5.18%          5.42%
                                               =====================================================================================
Net assets at end of year (000's)               $      49,848      $     44,797      $    61,248         $  39,382      $  36,009
                                               =====================================================================================
Ratio of net expenses to
   average net assets(A)                                 0.40%             0.40%            0.40%             0.40%          0.40%

Ratio of net investment income to
   average net assets                                    4.68%             5.17%            5.07%             5.06%          5.30%

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 0.47%, 0.45%, 0.45%, 0.49%, and 0.42% for the years ended
    September 30, 1999, 1998, 1997, 1996 and 1995, respectively (Note 4).

See accompanying notes to financial statements.


                                                    Countrywide Investments - 15

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR             YEAR        ONE MONTH        YEAR        PERIOD
                                                              ENDED             ENDED         ENDED         ENDED        ENDED
                                                            SEPT. 30,         SEPT. 30,     SEPT. 30      AUGUST 31,    AUGUST 31,
                                                              1999              1998          1997(A)        1997        1996(B)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                 $      1.00     $      1.00     $     1.00    $     1.00      $      1.00
                                                      ------------------------------------------------------------------------------
Net investment income                                         0.046           0.050          0.004         0.050            0.046(C)
                                                      ------------------------------------------------------------------------------
Dividends from net investment income                         (0.046)         (0.050)        (0.004)       (0.050)          (0.046)
                                                      ------------------------------------------------------------------------------
Net asset value at end of period                       $      1.00    $       1.00    $      1.00    $     1.00      $      1.00
                                                      ==============================================================================
Total return                                                  4.74%           5.07%          4.99%(E)      5.14%            4.70%
                                                      ==============================================================================
Net assets at end of period (000's)                    $    23,198    $     18,492    $    73,821    $   94,569      $    76,363
                                                      ==============================================================================
Ratio of net expenses to
   average net assets(D)                                      0.65%           0.79%          0.80%(E)      0.65%            0.65%(E)

Ratio of net investment income to
   average net assets                                         4.63%           4.95%          4.99%(E)      5.03%            4.94%(E)

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of operations
   (September 29, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.11%, 0.79% and 0.99%(E) for the periods ended September 30, 1999, and August 31, 1997 and 1996, respectively (Note 4).
(E) Annualized.

See accompanying notes to financial statements.

Countrywide Investments - 16

INTERMEDIATE BOND FUND -- CLASS A
FINANCIAL HIGHLIGHTS
================================================================================

                                                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR             YEAR        ONE MONTH        YEAR        PERIOD
                                                              ENDED             ENDED         ENDED         ENDED        ENDED
                                                            SEPT. 30,         SEPT. 30,     SEPT. 30      AUGUST 31,    AUGUST 31,
                                                              1999              1998          1997(A)        1997        1996(B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $     10.50       $     10.09    $    10.00     $    9.75    $   10.00
                                                          --------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                         0.59              0.62          0.05          0.62         0.57(C)
   Net realized and unrealized gains
     (losses) on investments                                    (0.97)             0.41          0.09          0.28        (0.25)(C)
                                                          --------------------------------------------------------------------------
Total from investment operations                                (0.38)             1.03          0.14          0.90         0.32
                                                          --------------------------------------------------------------------------
Less distributions:
   Dividends from net investment
         income                                                 (0.59)            (0.62)        (0.05)        (0.62)       (0.57)
   Distributions from net realized
         gains                                                  (0.08)               --            --         (0.03)          --
                                                          --------------------------------------------------------------------------
Total distributions                                             (0.67)            (0.62)        (0.05)        (0.65)       (0.57)
                                                          --------------------------------------------------------------------------
Net asset value at end of period                          $      9.45       $     10.50    $    10.09     $   10.00    $    9.75
                                                          ==========================================================================
Total return(D)                                                 (3.71)%           10.54%         1.41%         9.48%        3.23%
                                                          ==========================================================================
Net assets at end of period (000's)                       $    11,687       $    23,718    $   15,671     $  15,114    $  13,357
                                                          ==========================================================================
Ratio of net expenses to
    average net assets(E)                                        0.95%             0.95%         0.95%(F)      0.85%        0.68%(F)

Ratio of net investment income to
    average net assets                                           5.96%             6.08%         6.18%(F)      6.26%        6.31%(F)

Portfolio turnover rate                                            92%               63%            0%           41%          12%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to September 30.
(B) Represents the period from the commencement of
    operations (October 3, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 1.27%, 0.98%, 1.38%(F), 1.53% and 2.04%(F)
    for the periods ended September 30, 1999, 1998 and 1997, and August 31, 1997 and
    1996, respectively (Note 4).
(F) Annualized.

See accompanying notes to financial statements.
                                                    Countrywide Investments - 17

INTERMEDIATE TERM GOVERNMENT INCOME FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                       ---------------------------------------------------------------------------------------
                                              1999            1998               1997               1996               1995
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $        11.15      $       10.67     $        10.49    $         10.73    $      10.14
                                       ---------------------------------------------------------------------------------------
Income (loss) from investment operations:
    Net investment income                        0.60               0.61               0.61               0.61            0.64
    Net realized and unrealized gains
          (losses) on investments               (0.81)              0.48               0.18              (0.24)           0.59
                                       ---------------------------------------------------------------------------------------
Total from investment operations                (0.21)              1.09               0.79               0.37            1.23
                                       ---------------------------------------------------------------------------------------
Dividends from net investment income            (0.60)             (0.61)             (0.61)             (0.61)          (0.64)
                                       ---------------------------------------------------------------------------------------
Net asset value at end of year         $        10.34      $       11.15     $        10.67     $        10.49   $       10.73
                                       =======================================================================================
Total return(A)                                 (1.93)%            10.54%              7.74%              3.55%          12.52%
                                       =======================================================================================
Net assets at end of year (000's)      $       45,060      $      51,168     $       53,033     $       56,095   $      56,969
                                       =======================================================================================
Ratio of net expenses to
   average net assets                            0.99%              0.99%              0.99%              0.99%           0.99%

Ratio of net investment income to
    average net assets                           5.59%              5.64%              5.78%              5.75%           6.17%

Portfolio turnover rate                            58%                29%                49%                70%             58%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

18 - Countrywide Investments

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                       -----------------------------------------------------------------------------------------
                                              1999            1998               1997               1996               1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $        9.69      $       9.85       $        9.81      $       9.78      $        9.82
                                       -----------------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                       0.50              0.53                0.57              0.57               0.55
    Net realized and unrealized gains
        (losses) on investments                (0.01)            (0.16)               0.04              0.03              (0.04)
                                       -----------------------------------------------------------------------------------------
Total from investment operations                0.49              0.37                0.61              0.60               0.51
                                       -----------------------------------------------------------------------------------------
Dividends from net investment income           (0.50)            (0.53)              (0.57)            (0.57)             (0.55)
                                       -----------------------------------------------------------------------------------------
Net asset value at end of year         $        9.68       $      9.69       $        9.85      $       9.81      $        9.78
                                       =========================================================================================
Total return(A)                                 5.22%             3.88%               6.34%             6.32%              5.33%
                                       =========================================================================================
Net assets at end of year (000's)      $       8,660       $    10,616       $      23,202      $     11,732      $      20,752
                                       =========================================================================================
Ratio of net expenses to
   average net assets(B)                        0.75%             0.75%               0.75%             0.75%              0.75%

Ratio of net investment income to
   average net assets                           5.22%             5.47%               5.73%             5.91%              5.57%

Portfolio turnover rate                           42%               45%                 58%               44%               115%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.80%, 1.37%, 1.47%, 1.46% and 1.21% for the years ended September 30, 1999, 1998, 1997, 1996 and 1995, respectively (Note 4).

See accompanying notes to financial statements.
                                                    Countrywide Investments - 19

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
1.  ORGANIZATION
The Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund (individually, a Fund and, collectively, the Funds) are each a series of Countrywide Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Short Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and backed by the "full faith and credit" of the United States.

The Institutional Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in short-term obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund is designed primarily for institutions as an economical and convenient means for the investment of short-term funds.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests primarily in high-quality U.S. dollar-denominated money market instruments.

The Intermediate Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund invests in marketable corporate debt securities, U.S. Government securities, mortgage-related securities, other asset-backed securities and cash or money market instruments. The maturity composition of the Fund's portfolio of fixed-income securities is adjusted in response to market conditions and expectations.

The Intermediate Term Government Income Fund seeks high current income, consistent with protection of capital, by investing primarily in U.S. Government obligations having an effective maturity of twenty years or less with a dollar-weighted effective average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Adjustable Rate U.S. Government Securities Fund seeks high current income, consistent with lower volatility of principal, by investing primarily in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages which have interest rates that reset at periodic intervals. The Fund invests in mortgage-related securities only if they are issued or guaranteed by the United States Government, its agencies or instrumentalities.

Effective August 1, 1999, the Intermediate Bond Fund is authorized to offer two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets) and Class C shares (sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. As of September 30, 1999, the public offering of Class C shares of the Fund had not commenced.

20 - Countrywide Investments

2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Investment securities in the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Investment securities in the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.


The offering price per share of the Short Term Government Income Fund, Institutional Government Income Fund, Money Market Fund and, effective August 1, 1999, the Adjustable Rate U.S. Government Securities Fund is equal to the net asset value per share. Also effective August 1, 1999, the maximum offering price per share of Class A shares of the Intermediate Bond Fund and shares of the Intermediate Term Government Income Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). Prior to August 1, 1999, the maximum offering price per share of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund was equal to the net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Money Market Fund and Intermediate Bond Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                    Countrywide Investments - 21

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 1999, the Institutional Government Income Fund, Money Market Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund had capital loss carryforwards for federal income tax purposes of $22,343, $6,403, $2,354,472 and $1,309,556, respectively. In addition, the Money Market Fund, Intermediate Bond Fund and Adjustable Rate U.S. Government Securities Fund elected to defer until its subsequent tax year $4,941, $429,852 and $3,127, respectively, of capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 1999:

------------------------------------------------------------------------------------------------
                                                                                     ADJUSTABLE
                                                              INTERMEDIATE            RATE U.S.
                                             INTERMEDIATE         TERM               GOVERNMENT
                                                 BOND          GOVERNMENT            SECURITIES
(000's)                                          FUND          INCOME FUND              FUND
------------------------------------------------------------------------------------------------
Gross unrealized appreciation               $        8       $        271         $        38
Gross unrealized depreciation                     (368)              (945)                (25)
                                            ----------------------------------------------------
Net unrealized appreciation (depreciation)  $     (360)      $       (674)        $        13
                                            ====================================================
Federal income tax cost                     $   11,887       $     45,289         $     8,692
                                            ====================================================
3.  INVESTMENT TRANSACTIONS
Investment transactions (excluding short-term investments) were as follows for the year ended
September 30, 1999:

                                                                                    ADJUSTABLE
                                                              INTERMEDIATE            RATE U.S.
                                             INTERMEDIATE         TERM               GOVERNMENT
                                                 BOND          GOVERNMENT            SECURITIES
(000's)                                          FUND          INCOME FUND              FUND
------------------------------------------------------------------------------------------------
Purchases of investment securities          $    13,539      $        25,963      $        3,775
                                            ====================================================
Proceeds from sales and maturities of
         investment securities              $    24,045      $        27,717      $        5,767
                                            ====================================================
------------------------------------------------------------------------------------------------

4.  TRANSACTIONS WITH AFFILIATES
The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.


22 - Countrywide Investments

MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, the Short Term Government Income Fund, Money Market Fund, Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its respective average daily net assets up to $50 million; 0.45% of such net assets from $50 million to $150 million; 0.40% of such net assets from $150 million to $250 million; and 0.375% of such net assets in excess of $250 million. The Institutional Government Income Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.20% of its average daily net assets.

In order to voluntarily reduce operating expenses during the year ended September 30, 1999, the Adviser waived $33,050 of its advisory fees for the Institutional Government Income Fund; waived $127,666 of its advisory fees for the Money Market Fund; waived $49,390 of its advisory fees for the Intermediate Bond Fund; and waived its advisory fees of $48,923 and reimbursed other operating expenses of $53,400 for the Adjustable Rate U.S. Government Securities Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25 per shareholder account from each of the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund and $21 per shareholder account from each of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,000 from the Short Term Government Income Fund, $2,000 from each of the Institutional Government Income Fund, Money Market Fund, Intermediate Bond Fund and Intermediate Term Government Income Fund and $2,500 from the Adjustable Rate U.S. Government Securities Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $2,862, $6,683 and $1,550 from underwriting and broker commissions on the sale of shares of the Intermediate Bond Fund, Intermediate Term Government Income Fund and Adjustable Rate U.S. Government Securities Fund, respectively, for the year ended September 30, 1999.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution under which shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Plan is 0.35% of average daily net assets attributable to such shares, except for the Institutional Government Income Fund and Class C shares of the Intermediate Bond Fund for which the annual limitation is 0.10% and 1.00% of average daily net assets, respectively.

                                                     Countrywide Investments -23

5. CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

-----------------------------------------------------------------------------------------------
                                                   INTERMEDIATE TERM       ADJUSTABLE RATE
                            INTERMEDIATE BOND           GOVERNMENT        U.S. GOVERNMENT
                              FUND - CLASS A           INCOME FUND        SECURITIES FUND
-----------------------------------------------------------------------------------------------
                            YEAR        YEAR       YEAR        YEAR        YEAR        YEAR
                           ENDED       ENDED      ENDED       ENDED       ENDED        ENDED
                         SEPT. 30,   SEPT. 30,  SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
(000's)                    1999        1998        1999       1998         1999        1998
-----------------------------------------------------------------------------------------------
Shares sold                 750       1,948       1,170      1,313          429         852
Shares reinvested            72          51         213        232           48          73
Shares redeemed          (1,844)     (1,295)     (1,614)    (1,927)        (677)     (2,186)
                        -----------------------------------------------------------------------
Net increase (decrease) in
    shares outstanding   (1,022)        704        (231)      (382)        (200)     (1,261)
                        -----------------------------------------------------------------------
Shares outstanding,
    beginning of year     2,258       1,554       4,588      4,970        1,095       2,356
                        -----------------------------------------------------------------------
Shares outstanding,
    end of year           1,236       2,258       4,357      4,588          895       1,095
-----------------------------------------------------------------------------------------------

Share transactions for the Short Term Government Income Fund, Institutional Government Income Fund and Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

6.  FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)
On October 31, 1998, the Intermediate Bond Fund declared and paid a short-term capital gain distribution of $0.007 per share and a long-term capital gain distribution of $0.074 per share. In January of 1999, shareholders were provided with Form 1099-DIV which reported the amounts and tax status of such capital gain distributions paid during calendar year 1998.

24 - Countrywide Investments

SHORT TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000's)           U.S. TREASURY OBLIGATIONS -- 28.3%                (000's)
--------------------------------------------------------------------------------
$      5,000      U.S. Treasury Notes, 5.875%, 11/15/99      $        5,007
       5,000      U.S. Treasury Notes, 5.625%, 11/30/99               5,007
       3,000      U.S. Treasury Notes, 5.625%, 12/31/99               3,005
       2,000      U.S. Treasury Notes, 5.375%, 1/31/00                2,005
       4,000      U.S. Treasury Notes, 5.50%, 2/29/00                 4,010
       3,000      U.S. Treasury Notes, 6.875%, 3/31/00                3,023
       3,000      U.S. Treasury Notes, 6.375%, 5/15/00                3,018
       4,000      U.S. Treasury Notes, 5.875%, 6/30/00                4,015
       2,000      U.S. Treasury Notes, 6.125%, 7/31/00                2,011
------------                                                 -------------------
$     31,000      TOTAL U.S. TREASURY OBLIGATIONS
============      (Amortized Cost $31,101)                   $       31,101
                                                             --------------
--------------------------------------------------------------------------------
 FACE                                                                MARKET
 AMOUNT                                                               VALUE
(000's)           REPURCHASE AGREEMENTS (NOTE A) -- 71.4%            (000's)
--------------------------------------------------------------------------------
$     27,000      Morgan Stanley Dean Witter, Inc., 5.37%,
                     dated 9/30/99, due 10/01/99,
                     repurchase proceeds $27,004             $       27,000
      27,000      Prudential Securities, Inc.,
                     5.33%, dated 9/30/99, due 10/01/99,
                     repurchase proceeds $27,004                     27,000
      20,000      Nesbitt Burns Securities, Inc.,
                     5.30%, dated 9/30/99, due 10/01/99,
                     repurchase proceeds $20,003                     20,000
       4,600      Nesbitt Burns Securities, Inc., 4.75%,
-------------        dated 9/30/99, due 10/01/99,
                     repurchase proceeds $4,601                       4,600
                                                             ---------------
$     78,600      TOTAL REPURCHASE AGREEMENTS
=============     (Cost $78,600)                             $       78,600
                                                             ---------------
                  TOTAL INVESTMENT SECURITIES AND
                  REPURCHASE AGREEMENTS -- 99.7%             $      109,701

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%         359
                                                             ===============
                  NET ASSETS -- 100.0%                       $      110,060
                                                             ===============
See accompanying notes to portfolios of investments and notes to financial statements.
                                                    Countrywide Investments - 25

INSTITUTIONAL GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
  PAR                                                                MARKET
 VALUE                                                                VALUE
(000's)           Investment Securities -- 75.0%                    (000's)
--------------------------------------------------------------------------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 70.2%
$      2,815      FHLB Discount Notes, 10/01/99              $        2,815
         450      FNMA Medium Term Notes, 5.81%, 10/01/99               450
         750      FRMC Discount Notes, 10/05/99                         750
       2,000      FHLB Discount Notes, 10/06/99                       1,999
         250      FHLMC Discount Notes, 10/06/99                        250
         600      FNMA Discount Notes, 10/07/99                         599
         500      FFCB Discount Notes, 10/08/99                         500
       2,558      FHLB Discount Notes, 10/12/99                       2,554
         615      FFCB Discount Notes, 10/13/99                         614
       1,000      FNMA Medium Term Notes, 4.63%, 10/14/99             1,000
         315      FNMA Medium Term Notes, 5.73%, 10/14/99               315
       1,525      FHLB, 5.87%, 10/22/99                               1,525
         500      FHLB, 8.375%, 10/25/99                                501
         250      FHLB, 4.92%, 10/27/99                                 250
         500      FHLB, 5.00%, 10/28/99                                 500
         500      FHLB, 5.03%, 10/29/99                                 500
         650      FFCB Discount Notes, 11/04/99                         647
         475      FNMA Discount Notes, 11/04/99                         473
         345      FNMA Medium Term Notes, 5.95%, 11/05/99               345
         500      FNMA Discount Notes, 11/09/99                         497
       1,863      FNMA, 8.35%, 11/10/99                               1,869
         540      FHLMC, 6.60%, 11/12/99                                541
         140      FNMA Medium Term Notes, 5.83%, 11/12/99               140
         235      FHLB, 5.825%, 11/19/99                                235
         500      FNMA, 7.68%, 11/22/99                                 501
         200      FHLB, 5.825%, 11/26/99                                200
         195      FFCB, 4.85%, 12/01/99                                 195
         250      FNMA Discount Notes, 12/01/99                         248
         500      FFCB Medium Term Notes, 5.63%, 12/09/99               501
         100      FNMA Medium Term Notes, 5.74%, 12/09/99               100
         100      FHLB, 5.00%, 12/29/99                                 100
         400      FFCB, 4.76%, 1/18/00                                  399
       1,000      SLMA Floating Rate Notes, 5.286%, 1/20/00 (Note B)    999
         500      FHLMC, 7.90%, 1/27/00                                 503
       1,000      FHLB Floating Rate Notes, 5.406%, 1/28/00 (Note B)  1,000
         485      FHLB, 6.173%, 1/28/00                                 485
         320      FNMA, 6.10%, 2/10/00                                  321
       1,000      FHLB Floating Rate Notes, 5.556%, 2/25/00 (Note B)  1,000
         500      FHLB, 5.04%, 3/03/00                                  499
         125      FHLB, 5.645%, 3/06/00                                 125
         165      FHLB, 5.16%, 3/08/00                                  165
         550      FNMA Medium Term Notes, 5.57%, 3/17/00                550
         500      FHLMC, 5.875%, 3/22/00                                501
         500      FNMA Medium Term Notes, 5.53%, 3/23/00                500
         250      FHLB, 5.655%, 3/30/00                                 250
         165      FHLB, 5.00%, 4/05/00                                  164
       1,000      FHLB Floating Rate Notes,
                   5.346%, 4/14/00 (Note B)                           1,000

26 - Countrywide Investments

--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000'S)          INVESTMENT SECURITIES -- 75.0% (CONTINUED)          (000'S)
--------------------------------------------------------------------------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 70.2% (CONTINUED)
$        480      FHLB, 4.97%, 4/20/00                       $          478
         200      FHLB, 6.84%, 4/25/00                                  201
         265      FHLMC, 6.395%, 5/16/00                                266
         200      FHLB, 5.125%, 5/19/00                                 199
         500      FNMA Medium Term Notes, 6.41%, 5/22/00                501
         400      FNMA Medium Term Notes, 5.72%, 5/22/00                400
         390      FHLB, 5.625%, 6/02/00                                 390
         494      FNMA Medium Term Notes, 6.20%, 6/06/00                495
         215      FHLB, 5.415%, 6/14/00                                 215
       1,000      SLMA Floating Rate Notes, 5.394%, 6/30/00 (Note B)  1,000
         500      FHLB, 5.89%, 7/24/00                                  500
         160      FNMA Medium Term Notes, 5.50%, 7/26/00                160
------------                                                 --------------
$     34,985      TOTAL U.S. GOVERNMENT AGENCY ISSUES
------------     (Amortized Cost $34,980)                    $       34,980
                                                             --------------
                  COMMERCIAL PAPER -- 3.0%
$      1,500      Nebraska Higher Education Loan Program,
------------      10/04/99, Guarantor SLMA
                  (Amortized Cost $1,499)                    $        1,499
                                                             --------------
                  VARIABLE RATE DEMAND NOTES (NOTE C) -- 1.8%
$        900      Illinois Student Loan Assistance Commission,
------------      Student Loan Rev., Ser. C, 5.33%, 12/01/22,
                   Guarantor SLMA
                  (Amortized Cost $900)                      $          900
                                                             --------------
$     37,385      TOTAL INVESTMENT SECURITIES
============      (Amortized Cost $37,379)                   $       37,379
                                                             --------------
--------------------------------------------------------------------------------
FACE                                                                MARKET
AMOUNT                                                               VALUE
(000's)           REPURCHASE AGREEMENTS (NOTE A) -- 24.1%           (000's)
--------------------------------------------------------------------------------
$     12,000      Morgan Stanley Dean Witter, Inc., 5.37%,
============        dated 9/30/99, due 10/01/99,
                    repurchase proceeds $12,002
                    (Cost $12,000)                           $       12,000
                                                             --------------
                  TOTAL INVESTMENT SECURITIES AND
                  REPURCHASE AGREEMENTS -- 99.1%             $       49,379

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%         469
                                                             --------------
                  NET ASSETS -- 100.0%                       $       49,848
                                                             ==============
See accompanying notes to portfolios of investments and notes to financial statements.

                                                    Countrywide Investments - 27

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                MARKET
VALUE                                                                VALUE
(000's)           INVESTMENT SECURITIES -- 99.0%                    (000's)
--------------------------------------------------------------------------------
                  VARIABLE RATE DEMAND NOTES (NOTE C) -- 59.1%
$        240      Monroe Co., NY, IDA Rev.,
                   Ser. B, 5.50%, 10/01/00                   $          240
         500      Brownsburg, IN, EDR (Zanetis Ent.),
                   5.70%, 6/01/03                                       500
         855      HDR Power Systems, Inc., 5.59%, 6/01/03               855
       1,380      Nassau Co., NY, IDA Rev., 5.50%, 5/17/05            1,380
         601      Illinois Development Finance Auth. IDR
                  (Landcomp Corp.), 5.55%, 7/01/05                      601
         215      Schenectady, NY, IDR (JMR Development Co.),
                   5.55%, 12/01/07                                      215
         765      Diamond Development Group, Inc.,
                   Ser. 1996, 5.62%, 9/01/08                            765
       1,250      North Greenbush, NY, IDA Rev., 5.70%, 11/01/08      1,250
         805      Vista Funding Corp., 5.54%, 9/01/11                   805
       1,600      Westwood Baptist Church, OH, 5.49%, 5/01/24         1,600
       1,200      Waukesha, WI, Health Systems Rev.,
                   5.45%, 8/15/26                                     1,200
         500      Ontario, CA, Rev. (Mission Oaks), 5.60%, 10/01/26     500
       1,500      ABAG Fin. Auth. for Nonprofit Corp., CA,
                   COP, Ser. D, 5.55%, 10/01/27                       1,500
       1,300      Illinois HFA Rev., Ser. 1998B
                   (Elmhurst Memorial), 5.60%, 1/01/28                1,300
         550      American Healthcare Funding, 5.45%, 3/01/29           550
         455      California Statewide Cmntys.
                   Dev. Auth. Rev., 5.50%, 5/01/29                      455
------------                                                 --------------
$     13,716      TOTAL VARIABLE RATE DEMAND NOTES
------------      (Amortized Cost $13,716)                   $       13,716
                                                             --------------
                  FIXED RATE REVENUE BONDS -- 7.2%
$        400      Chicago Tax Increment Allocation
                  (Near South Proj.), 5.20%, 11/15/99        $          400
         250      Lehigh Co., PA, General Purpose Rev.
                  (St. Francis College), 5.50%,12/15/99                 250
         200      Umatilla Indian Reservation, OR,
                  Ser. 1999B, 5.60%, 2/01/00                            200
         500      Hamilton, OH, Parking Garage Rev., 5.66%, 3/22/00     501
         315      New Britain, CT, GO, 5.32%, 5/01/00                   315
------------                                                 --------------
$      1,665      TOTAL FIXED RATE REVENUE BONDS
------------      (Amortized Cost $1,666)                    $        1,666
                                                             --------------
                  CORPORATE NOTES -- 27.8%
$        130      Transamerica Financial Corp.,
                  8.75%, 10/01/99                            $          130
         100      Wal-Mart Stores, 6.125%, 10/01/99                     100
         130      American General Corp., 7.70%, 10/15/99               130
         100      Associates Corp., NA, 6.75%, 10/15/99                 100
         227      Ford Motor Co., 7.50%, 11/15/99                       228
         420      Merrill Lynch & Co., 8.25%, 11/15/99                  421
         400      Huntington Bancshares, 6.10%, 11/29/99                400
         375      Associates Corp., NA, 8.25%, 12/01/99                 377
         250      BP America, Inc., 6.50%, 12/15/99                     251
         300      American General Finance, 7.00%, 12/30/99             301
         250      GMAC, 5.70%, 1/10/00                                  250
         200      AIG, 6.375%, 1/18/00                                  200
         200      Ford Motor Credit Co., 5.83%, 2/28/00                 200
         100      Associates Corp., NA, 7.78%, 3/01/00                  101
         181      GMAC, 7.00%, 3/01/00                                  182
         499      Associates Corp., NA, 6.00%, 3/15/00                  500
         150      Morgan Stanley, Dean Witter,
                  Discover & Co., 6.25%, 3/15/00                        150
         250      KeyCorp., 7.43%, 3/28/00                              253




28 - Countrywide Investments

--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                VALUE
(000's)           INVESTMENT SECURITIES -- 99.0% (CONTINUED)        (000's)
--------------------------------------------------------------------------------
                  CORPORATE NOTES -- 27.8% (CONTINUED)
$        245      GMAC, 6.625%, 4/24/00                      $          246
         165      Gannett Co., 5.85%, 5/01/00                           165
         330      American General Finance, 6.78%, 5/15/00              332
         150      Duke Energy Corp., 7.00%, 6/01/00                     151
         315      Mellon Financial Co., 6.30%, 6/01/00                  315
         100      GMAC, 7.50%, 6/09/00                                  101
         262      Citigroup, Inc., 6.125%, 6/15/00                      262
         350      Beneficial Corp., 6.45%, 6/19/00                      351
         250      Bear Stearns & Co., Inc., 6.75%, 8/15/00              251
------------                                                 --------------
$      6,429      TOTAL CORPORATE NOTES
------------      (Amortized Cost $6,448)                    $        6,448
                                                             --------------
                  COMMERCIAL PAPER -- 4.9%
$        880      GTE, 10/01/99                              $          880
         265      Gannett Co., 10/05/99                                 265
------------                                                 --------------
$      1,145      TOTAL COMMERCIAL PAPER
------------      (Amortized Cost $1,145)                    $        1,145
                                                             --------------
$     22,955      TOTAL INVESTMENT SECURITIES -- 99.0%
============      (Amortized Cost $22,975)                   $       22,975

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%         223
                                                             --------------
                  NET ASSETS -- 100.0%                       $       23,198
                                                             ==============


See accompanying notes to portfolios of investments and notes to financial statements.

                                                    Countrywide Investments - 29

INTERMEDIATE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                MARKET
VALUE                                                                VALUE
(000's)           INVESTMENT SECURITIES -- 98.6%                    (000's)
--------------------------------------------------------------------------------
                  U.S. TREASURY OBLIGATIONS -- 10.4%
$      1,200      U.S. Treasury Notes, 6.00%, 8/15/09
------------      (Amortized Cost $1,221)                    $        1,209
                                                             --------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 13.0%
$      1,600      FHLMC, 6.45%, 4/29/09
------------      (Amortized Cost $1,599)                    $        1,524
                                                             --------------
                  U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 32.7%
$         52      SBA #1987-20A, 8.45%, 1/01/07               $          52
         985      FNMA #313386, 7.00%, 3/01/12                          985
         948      GNMA #780777, 7.00%, 4/15/28                          934
         977      FHLMC #C21763, 6.00%, 2/01/29                         912
         981      GNMA #482725, 6.50%, 3/15/29                          939
------------                                                 --------------
$      3,943      TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
------------      (Amortized Cost $3,924)                    $        3,822
                                                             --------------
                  CORPORATE BONDS -- 37.2%
$        175      Pacific Gas & Electric Co.,
                  6.625%, 6/01/00                            $          175
         350      Florida Residential Property & Casualty Co.,
                  7.25%, 7/01/02                                        350
         259      May Department Stores Co., 9.875%, 12/01/02           283
         380      Bankers Trust Corp., 7.25%, 1/15/03                   383
          68      U.S. Leasing International, Inc., 6.625%, 5/15/03      67
         500      AT&T Corp., 5.625%, 3/15/04                           479
          66      Kaiser Permanente, 9.55%, 7/15/05                      73
         510      Honeywell, Inc., 8.625%, 4/15/06                      549
         500      Union Oil of California Corp.
                  Medium Term Notes, 6.70%, 10/15/07                    479
          50      Berkley (W.R.) Corp., 9.875%, 5/15/08                  57
         575      General Electric Capital Corp.
                  Medium Term Notes, 7.50%, 6/15/09                     593
          10      Union Camp Corp., 8.625%, 4/15/16                      10
          35      Kraft, Inc., 8.50%, 2/15/17                            36
         150      Deere & Co., 8.95%, 6/15/19                           167
         115      Rohm & Haas Co., 9.80%, 4/15/20                       134
         165      Questar Pipeline Co., 9.375%, 6/01/21                 178
         120      Jersey Central Power & Light Co., 9.20%, 7/01/21      125
          85      Southwestern Public Service Co., 8.20%, 12/01/22       85
         130      Union Electric Co., 8.00%, 12/15/22                   129
------------                                                 --------------
$      4,243      TOTAL CORPORATE BONDS
------------      (Amortized Cost $4,523)                    $        4,352
                                                             --------------




30 - Countrywide Investments

--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000's)         INVESTMENT SECURITIES -- 98.6% (CONTINUED)          (000's)
--------------------------------------------------------------------------------
                COMMERCIAL PAPER -- 5.3%
$        620    GTE, 10/01/99
------------    (Amortized Cost $620)                        $          620
                                                             --------------
$     11,606   TOTAL INVESTMENT SECURITIES -- 98.6%
============   (Amortized Cost $11,887)                      $       11,527

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4%            160
                                                             --------------
               Net Assets -- 100.0%                          $       11,687
                                                             ==============
See accompanying notes to portfolios of investments and notes to financial statements.


                                                    Countrywide Investments - 31

INTERMEDIATE TERM GOVERNMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
   PAR                                                              MARKET
  VALUE                                                              VALUE
 (000's)        INVESTMENT SECURITIES -- 99.0%                      (000's)
--------------------------------------------------------------------------------
                U.S. TREASURY OBLIGATIONS -- 9.3%
$      1,000    U.S. Treasury Notes, 7.75%, 2/15/01          $        1,028
       2,000    U.S. Treasury Notes, 7.50%, 11/15/01                  2,071
       1,000    U.S. Treasury Bonds, 7.50%, 11/15/16                  1,108
------------                                                 --------------
$      4,000    TOTAL U.S. TREASURY OBLIGATIONS
------------    (Amortized Cost $4,151)                      $        4,207
                                                             --------------
                U.S. GOVERNMENT AGENCY ISSUES -- 63.5%
$        230    FNMA Discount Notes, 10/01/99                $          230
       1,000    SLMA Medium Term Notes, 7.50%, 7/02/01                1,023
       2,000    FHLB Notes, 7.31%, 7/06/01                            2,042
       2,000    FHLB Medium Term Notes, 8.43%, 8/01/01                2,081
       2,000    FNMA Notes, 7.55%, 4/22/02                            2,062
       1,000    FNMA Notes, 5.125%, 2/13/04                             952
       2,000    FHLMC Notes, 6.80%, 7/09/04                           1,990
       2,000    FHLMC Notes, 8.53%, 11/18/04                          2,007
       2,000    FHLMC Notes, 7.65%, 5/10/05                           2,011
       1,400    FNMA Notes, 6.26%, 1/24/06                            1,350
       2,500    FNMA Notes, 6.21%, 1/26/06                            2,405
       2,000    FNMA Notes, 6.06%, 2/03/06                            1,914
       1,000    FHLMC Notes, 6.345%, 2/15/06                            967
       2,203    RFCO STRIPS, 10/15/08                                 1,241
       1,000    FNMA Notes, 6.50%, 4/29/09                              957
       3,500    FNMA Notes, 6.375%, 6/15/09                           3,423
       2,000    FNMA Notes, 6.96%, 9/05/12                            1,942
------------                                                 --------------
$     29,833   TOTAL U.S. GOVERNMENT AGENCY ISSUES
------------   (Amortized Cost $28,866)                      $       28,597
                                                             --------------

                U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 26.2%
$      1,657    FNMA #380592, 6.17%, 8/01/08                 $        1,592
       2,688    FNMA #381464, 6.11%, 4/01/09                          2,565
       1,213    FNMA #1997-25E, 7.00%, 12/18/22                       1,218
       1,856    GNMA #455136, 7.00%, 6/15/28                          1,823
       1,925    FHLMC #C19286, 6.00%, 12/01/28                        1,797
       2,943    GNMA #482725, 6.50%, 3/15/29                          2,816
------------                                                 --------------
$     12,282   TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
------------   (Amortized Cost $12,272)                      $       11,811
                                                             --------------
$     46,115   TOTAL INVESTMENT SECURITIES -- 99.0%
============   (Amortized Cost $45,289)                      $       44,615

               Other assets in excess of liabilities -- 1.0%            445
                                                             --------------
               NET ASSETS -- 100.0%                          $       45,060
                                                             ==============
See accompanying notes to portfolios of investments and notes to financial statements.


32 - Countrywide Investments

ADJUSTABLE RATE U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
 PAR                                                                 MARKET
VALUE                                                                 VALUE
(000's)           INVESTMENT SECURITIES -- 100.5%                    (000's)
--------------------------------------------------------------------------------
                  ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
                  MORTGAGE-BACKED SECURITIES (NOTE D) -- 76.1%
$        736      FNMA #70907, 6.687%, 3/01/18               $          750
         855      FHLMC #605793, 6.489%, 5/01/18                        873
         744      FNMA #70614, 6.377%, 10/01/18                         758
         212      FNMA #70635, 6.515%, 6/01/20                          215
         946      FHLMC #846013, 7.067%, 6/01/22                        974
       1,005      GNMA #8217, 6.375%, 6/20/23                         1,015
         863      FNMA #70176, 6.497%, 8/01/27                          884
       1,103      FNMA #70243, 6.504%, 3/01/28                        1,125
------------                                                 --------------
$      6,464      TOTAL ADJUSTABLE RATE U.S. GOVERNMENT AGENCY
------------      MORTGAGE-BACKED SECURITIES
                  (Amortized Cost $6,572)                    $        6,594

                  FIXED RATE U.S. GOVERNMENT AGENCY
                  MORTGAGE-BACKED SECURITIES -- 13.1%
$      1,121      FNMA #1997-42H, 7.00%, 12/17/19
------------      (Amortized Cost $1,141)                    $        1,132
                                                             --------------
                  U.S. GOVERNMENT AGENCY ISSUES -- 11.3%
$        979      FNMA Discount Notes, 10/01/99
------------      (Amortized Cost $979)                      $          979
                                                             --------------
$      8,564      TOTAL INVESTMENT SECURITIES -- 100.5%
============      (Amortized Cost $8,692)                    $        8,705

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)       (45)
                                                             --------------
                  NET ASSETS -- 100.0%                       $        8,660
                                                             --------------


See accompanying notes to portfolios of investments and notes to financial statements.
                                                    Countrywide Investments - 33

NOTES TO PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
A.  REPURCHASE AGREEMENTS
Repurchase agreements are fully collateralized by U.S. Government obligations.

B.  FLOATING RATE NOTES
A floating rate note is a security whose terms provide for the periodic readjustment of its interest rate whenever a specified interest rate index changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

C. VARIABLE RATE DEMAND NOTES
A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity dates.

D. ADJUSTABLE RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES Adjustable rate U.S. Government agency mortgage-backed securities are mortgage-related securities created from pools of adjustable rate mortgages which are issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Such adjustable rate mortgage securities have interest rates that reset at periodic intervals based on a specified interest rate index. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled maturity date.

PORTFOLIO ABBREVIATIONS:
COP - Certificate of Participation
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRMC - Federal Agricultural Mortgage Corporation
GNMA - Government National Mortgage Association
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
RFCO - Resolution Funding Corporation
SBA - Small Business Administration
SLMA - Student Loan Marketing Association
STRIPS - Separate Trading of Registered Interest and Principal of Securities


34 - Countrywide Investments

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


ARTHUR ANDERSEN LLP


To the Shareholders and Board of Trustees of Countrywide Investment Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of Countrywide Investment Trust (a Massachusetts business trust) (comprising, respectively, the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund, the Intermediate Bond Fund, and the Money Market Fund) as of September 30, 1999, and
(i) for the Short Term Government Income Fund, the Institutional Government Income Fund, the Intermediate Term Government Income Fund, and the Adjustable Rate U.S. Government Securities Fund, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon and (ii) for the Intermediate Bond Fund and the Money Market Fund the related statements of operations for the year ended September 30, 1999, the statements of changes in net assets for the year ended September 30, 1999 and 1998, and the financial highlights for the year ended September 30, 1999, September 30, 1998, the one-month period ended September 30, 1997 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Intermediate Bond Fund and the Money Market Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Countrywide Investment Trust as of September 30, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

/S/ARTHUR ANDERSEN LLP
Cincinnati, Ohio,
October 27, 1999



                                                    Countrywide Investments - 35

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 27, 1999
--------------------------------------------------------------------------------
On October 27, 1999, a Special Meeting of Shareholders of Countrywide Investment Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Countrywide Investments, Inc., (2) to elect nine trustees and
(3) to ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the fiscal year ending September 30, 1999. The total number of shares of the Trust present by proxy represented 71.0% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

----------------------------------------------------------------------------------------
                                                           NUMBER OF SHARES
                                       -------------------------------------------------
                                              FOR             AGAINST           ABSTAIN
----------------------------------------------------------------------------------------
Short Term Government Income Fund       72,836,904.320      286,367.840      734,314.720
Institutional Government Income Fund    41,605,539.090        4,381.000      109,630.000
Money Market Fund                       14,514,612.020       23,969.180      350,416.280
Intermediate Bond Fund                   1,091,218.018          307.360       15,433.220
Intermediate Term
   Government Income Fund                2,440,232.201        7,260.051       15,378.104
Adjustable Rate U.S. Government
   Securities Fund                         454,113.683        4,696.673        2,503.947
----------------------------------------------------------------------------------------


The results of the voting for the election of trustees was as follows:
----------------------------------------------------------------------------------------
                                                              Withhold
Nominees                                 For Election         Authority         Status
----------------------------------------------------------------------------------------
William O. Coleman                    134,157,859.548       339,418.159      New Trustee
Phillip R. Cox                        134,158,024.888       339,252.819      New Trustee
H. Jerome Lerner                      134,156,259.548       341,018.159        Incumbent
Robert H. Leshner                     134,157,859.548       339,418.159        Incumbent
Jill T. McGruder                      134,087,307.318       409,970.389      New Trustee
Oscar P. Robertson                    133,840,125.822       657,151.885        Incumbent
Nelson Schwab, Jr.                    134,001,063.367       496,214.340      New Trustee
Robert E. Stautberg                   134,137,874.548       359,403.159      New Trustee
Joseph S. Stern, Jr.                  134,024,040.715       473,236.992      New Trustee
----------------------------------------------------------------------------------------

The results of the voting for or against the ratification of Arthur Andersen LLP as independent public accountants by each Fund was as follows:
----------------------------------------------------------------------------------------
                                                            NUMBER OF SHARES
                                       -------------------------------------------------
                                              FOR             AGAINST           ABSTAIN
----------------------------------------------------------------------------------------
Short Term Government Income Fund      73,092,196.420       99,972.790       665,417.670
Institutional Government Income Fund   41,601,925.090       11,452.000       106,173.000
Money Market Fund                      14,628,812.900          517.810       259,666.770
Intermediate Bond Fund                  1,106,774.674               --           183.924
Intermediate Term
   Government Income Fund               2,451,133.555          736.839        10,999.962
Adjustable Rate U.S. Government
   Securities Fund                        453,814.109        4,780.059         2,720.135
----------------------------------------------------------------------------------------


36 - Countrywide Investments

COUNTRYWIDE INVESTMENT TRUST
--------------------------------------------------------------------------------
  312 Walnut St., 21st Floor
  Cincinnati, Ohio 45202-4094
  www.countrywideinvestments.com
  Nationwide: (Toll Free) 800-543-8721
  Cincinnati: 629-2000
  Rate Line: 579-0999

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
  Nationwide: (Toll Free) 800-543-0407
  Cincinnati: 629-2050

BOARD OF TRUSTEES
--------------------------------------------------------------------------------
  William O. Coleman
  Phillip R. Cox
  H. Jerome Lerner
  Robert H. Leshner
  Jill T. McGruder
  Oscar P. Robertson
  Nelson Schwab, Jr.
  Robert E. Stautberg
  Joseph S. Stern, Jr.

INVESTMENT ADVISER/MANAGER
--------------------------------------------------------------------------------
  Countrywide Investments, Inc.
  312 Walnut St., 21st Floor
  Cincinnati, Ohio 45202-4094

TRANSFER AGENT
--------------------------------------------------------------------------------
  Countrywide Fund Services, Inc.
  P.O. Box 5354
  Cincinnati, Ohio 45201-5354

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Countrywide Investment Trust.